UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 2, 2002

                            UNION COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)



                                    INDIANA
                 (State or other jurisdiction of incorporation)

         000-23543                                       35-2025237
  (Commission File Number)                     (IRS Employer Identification No.)

    221 East Main Street
   Crawfordsville, Indiana                                 47933
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (765) 362-2400

Item 2.  Acquisition or Disposition of Assets

     On January 2, 2002, the Registrant completed the merger of Montgomery Financial Corporation ("MFC") with and into Registrant (the "Merger") and the merger of Montgomery Savings, A Federal Association with and into Union Federal Savings and Loan Association ("Union Federal"). Information as to this transaction was previously reported in the joint proxy statement/prospectus contained in Registrant's Registration Statement on Form S-4, Registration Number 333-71302, which is incorporated herein by reference (the
"Proxy/Prospectus"). For a discussion of the terms and conditions of the transaction, reference is made to the Proxy/Prospectus.

     Upon consummation of the Merger, each outstanding share of common stock, $.01 par value per share, of MFC was converted into the right to receive, at the election of the applicable shareholder, either 1.1244 shares of Registrant's common stock, without par value ("Registrant Common Stock"), or $15.00 in cash; provided that an aggregate of approximately 678,967 shares of Registrant Common Stock were issued in the Merger. As a result of the various shareholder elections made, all shareholders who elected only cash and all shareholders who failed to make an election by the December 21, 2001 deadline will receive $15.00 for each MFC share they own. Because more shareholders elected stock than were permitted in the Merger, stock elections were paid in shares of Registrant common stock to the extent of 83.67%, with the balance paid in cash at the rate of $15.00 per share of MFC common stock.

     In the aggregate, Registrant issued 678,897 shares of Registrant common stock in the merger and paid cash in the aggregate of $9,058,680. The cash consideration was derived from Federal Home Loan Bank borrowings by Union Federal that were paid to Registrant in the form of dividend distributions.

     The Merger will be accounted for under the purchase method of accounting. The exchange is intended to be tax-free to the MFC shareholders, except to the extent any MFC shareholder receives cash instead of Registrant Common Stock (including cash received in lieu of fractional shares or Registrant Common Stock) and the cash exceeds the MFC shareholder's adjusted basis. Cash will be paid for fractional shares in an amount determined by multiplying the fractional interest by $13.34.

     In addition, options for 31,618 shares of MFC common stock were purchased at the closing of the Merger by Registrant for an aggregate of $220,377 in cash.

     Pursuant to General Instruction F to Form 8-K, the press release issued January 2, 2002, concerning the closing of the merger between the Registrant and MFC is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     When used in this Current Report on Form 8-K and in future filings by the Registrant with the Securities and Exchange Commission, Registrant's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "pro forma," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, the possibility that expected cost savings from the acquisition of MFC cannot be fully realized or realized within the expected time frame, the possibility that revenues following the acquisition of MFC may be lower than expected, changes in economic conditions in the Registrant's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in Registrant's market area and competition, that could cause actual results do differ materially from historical results and those presently anticipated or projected. The Registrant wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Registrant wishes to advise readers that the factors listed above could affect the Registrant's financial performance and could cause the Registrant's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

     The Registrant does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements or Business Acquired.

          1. The financial statements of MFC, including its consolidated statements of financial condition as of June 30, 2001 and 2000, and related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended June 30, 2001, are hereby incorporated by reference from pages 42 to 65 of MFC's Annual Report on Form 10-KSB, attached as Annex G to the Registrant's Registration Statement on Form S-4 (Registration Number 333-71302) initially filed with the Commission on October 10, 2001.

          2. The unaudited financial statements of MFC, including its consolidated condensed statement of financial condition as of September 30, 2001, and related consolidated statements of income, stockholders' equity and cash flows for the three-months ended September 30, 2001 and 2000 is attached hereto as Exhibit 99.2.

     (b)  Pro Forma Financial Statements.

          1. The Unaudited Pro Forma Combined Condensed Financial Information as of June 30, 2001, for the six-months ended June 30, 2001 and for the twelve-months ended December 31, 2000, is hereby incorporated by reference from pages 50 to 56 of the Registrant's Registration Statement on Form S-4 (Registration Number 333-71302) initially filed with the Commission on October 10, 2001.

          2. The Unaudited Pro Forma Combined Condensed Financial Information as of September 30, 2001, for the nine-months ended September 30, 2001 and for the twelve-months ended December 31, 2000 is attached hereto as Exhibit 99.3. Financial information for the twelve-months ended December 31, 2000, included in Exhibit 99.3, has been updated from the information included in the Registrant's Registration Statement on Form S-4 to reflect the updated pro forma adjustments based on current information available for the preparation of the September 30, 2001 pro forma information.

     (c)  Exhibits

          Exhibit 2 - Agreement and Plan of Reorganization between Union Community Bancorp, Montgomery Financial Corporation, Union Federal Savings and Loan Association, and Montgomery Savings, A Federal Association, dated July 23, 2001 (incorporated by reference from Annex A to the Registrant's Registration Statement on Form S-4 (Registration Number 333-71302) initially filed with the Commission on October 10, 2001).

          Exhibit 20 - Proxy Statement/Prospectus dated November 6, 2001 (incorporated by reference to the Registrant's Registration Statement on Form S-4 (Registration Number 333-71302) initially filed with the Commission on October 10, 2001).

          Exhibit 99.1 - Press release dated January 2, 2002 announcing the closing of the merger between MFC and the Registrant.

          Exhibit 99.2 - Consolidated Condensed Statement of Financial Condition as of September 30, 2001 and Consolidated Statements of Income, Stockholders' Equity and Cash Flows for the three-months ended September 30, 2001 and 2000 for Montgomery Financial Corporation.

          Exhibit 99.3 - Unaudited Pro Forma Combined Condensed Financial Information as of September 30, 2001, for the nine-months ended September 30, 2001 and for the twelve-months ended December 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    /s/ Joseph E. Timmons
                                   ---------------------------------------------
                                   Joseph E. Timmons, President

Dated: January 15, 2002